History and Organization	6 Months Ended
Jun. 30, 2024
History and Organization
History and Organization	History and Organization
Perfect Corp. (the “Company” or “Perfect”), is a Cayman Islands exempted company with limited liability, which incorporated on February 13, 2015 with registered address PO Box 309, Ugland House, Grand Cayman, KY1-1104, Cayman Islands. The Company and its subsidiaries (collectively referred herein as the “Group”) are SaaS technology companies offering AR/AI solution dedicated to the beauty and fashion industry as well as mobile applications to consumers. The principal place of business is at 14F, No. 98 Minquan Road, Xindian District, New Taipei City 231, Taiwan.
On October 28, 2022 (the “Closing Date”), the Company consummated the previously announced merger transaction pursuant to the Business Combination Agreement dated as of March 3, 2022, by and among Perfect, Beauty Corp., a wholly-owned subsidiary of Perfect, Fashion Corp., a wholly-owned subsidiary of Perfect, and Provident Acquisition Corp. (“Provident”).
Pursuant to the Business Combination Agreement, dated as of March 3, 2022, Beauty Corp., a Cayman Islands exempted company with limited liability, merged with and into Provident (the “First Merger”), a special purpose acquisition company incorporated in the Cayman Islands and listed on the Nasdaq Stock Market (“NASDAQ”), with Provident surviving as a wholly-owned subsidiary of Perfect, and then immediately following the First Merger, Provident merged with and into Fashion Corp. (the “Second Merger”), a Cayman Islands exempted company with limited liability, with Fashion Corp. surviving as a wholly-owned subsidiary of Perfect. The consummation of the merger transactions was referred to as the “Closing”, dated as of October 28, 2022.
In connection with the merger, each Perfect original share (consisting of Perfect common share, par value $0.1 (in dollars) per share, and Perfect preferred share, par value $0.1 (in dollars) per share) converted to Perfect Class A or Perfect Class B ordinary share, par value $0.1 (in dollars) per share, based on a conversion ratio 0.17704366. Each Provident share (consisting of Provident Class A ordinary share, par value $0.0001 (in dollars) per share, and Provident Class B ordinary share, par value $0.0001 (in dollars) per share) converted to one Perfect Class A ordinary share.
Upon the consummation of the mergers and the other transactions contemplated by the Business Combination Agreement, the shareholders of Provident became shareholders of Perfect, and the Company became a publicly traded company on the New York Stock Exchange (“NYSE”) on October 31, 2022.
The merger transaction pursuant to the Business Combination Agreement is accounted for as a recapitalization.
On November 24, 2023, the Board of Directors approved a tender offer to purchase up to 16,129,032 Class A Ordinary Shares at a price of $3.10 (in dollars) per share for an aggregate purchase price of approximately $50,000, subject to certain limitations and legal requirements. The Board of Directors has concluded that the tender offer is a prudent use of our available cash from operations and other financial resources and delivers value to our shareholders. The Board of Directors has also determined that a cash tender offer is an appropriate mechanism to return capital to shareholders that seek liquidity under current market conditions while, at the same time, allowing shareholders who do not participate in the tender offer to share in a higher proportion of our future potential.
In accordance with the terms and conditions of the tender offer, and based on the final results reported by the Depositary, the Company has accepted for purchase 16,129,010 shares, through the tender offer at a price of $3.10 (in dollars) per share, for an aggregate cost of approximately $50,000, excluding fees relating to the tender offer. All the purchased shares were retired on December 29, 2023.